                   AMENDMENT NO. 6 TO BUSINESS LOAN AGREEMENT


         This Amendment No. 6 (this "Amendment") dated as of November 13, 1998 is between Dura Pharmaceuticals, Inc. (the "Borrower") and Bank of America National Trust and Savings Association (the "Bank").

                                    RECITALS

         A. The Bank and the Borrower entered into that certain Business Loan Agreement dated as of April 14, 1997, as modified by amendments dated May 8, 1997, July 30, 1997, October 28, 1997, June 25, 1998, and October 12, 1998 (as
amended, the "Agreement").

         B. The Bank and the Borrower desire to amend the Agreement on the terms and conditions set forth below:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

         2. AMENDMENTS. Effective as of September 28, 1998, the Agreement is hereby amended as follows:

                  2.1      The following is added as a new Article 3A:

                           "3A  COLLATERAL

                           3A.1 Stock of Certain Subsidiaries: Upon consummation
                  of the transactions described in Paragraph 6.24 below, the Borrower's obligations under this Agreement will be secured by the following property:

                                    (a) Sixty-six percent (66%) of the issued
                           and outstanding common stock of Dura (Barbados) Holding Company Ltd.;

                                    (b) Sixty-six percent (66%) of the issued
                           and outstanding common stock of Dura (Barbados) Ltd.; and

                                    (c) Sixty-six percent (66%) of the issued
                           and outstanding common stock of Dura (Burmuda) Trading Company Ltd.

                  2.2      The following is added as a new Paragraph 5.14:

                           "5.14 TAXES ON INCOME FROM FOREIGN SUBSIDIARIES. Income received by the Borrower from its Foreign Subsidiaries (as defined in Paragraph 6.6 below) is subject only to taxation by the United States Internal Revenue Service and other state and local taxing authorities within the United States of America."

                  2.3 Paragraph 6.3 is amended and restated in its entirety to read as follows:

                           "6.3 NET WORTH. To maintain on a consolidated basis
                  for each quarterly accounting period Net Worth equal to, on a cumulative basis, at least the sum of:

                           (a) Four Hundred Thirty Million Dollars
                  ($430,000,000); plus

                           (b) the sum of 50% of the net income after income
                  taxes (without subtracting losses) earned in each quarterly accounting period commencing with the quarter ended September 30, 1998; PLUS

                           (c) the net proceeds from any equity securities
                  (including shares issued upon the exercise of stock options) issued in each quarterly accounting period commencing with the quarter ended September 30, 1998; plus

                           (d) any increase in stockholders' equity resulting
                  from the conversion of debt securities to equity securities issued in each quarterly accounting period commencing with the quarter ended September 30, 1998; MINUS

                           (e) the amount of treasury stock held by the Borrower
                  not to exceed Fifty Million Dollars ($50,000,000).

                           `Net Worth' means the gross book value of the
                  Borrower's assets less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets."

                  2.4 Paragraph 6.4 is amended and restated in its entirety to read as follows:

                           "6.4 MAXIMUM ADJUSTED FUNDED DEBT TO EBITDA. To
                  maintain on a consolidated basis a ratio of (i) funded debt, including all interest bearing obligations, less the sum of the following up to an amount equal to the face amount of the Notes issued pursuant to and as defined in the Indenture: (A) domestic cash and domestic cash equivalents, (B) one hundred percent (100%) of offshore cash balances up to an amount equal to the capital directly or indirectly contributed to Dura (Burmuda) Trading Company Ltd. (as of the date hereof, this amount is Sixty Million Dollars ($60,000,000)), and (C) fifty percent (50%) of such offshore cash balances in excess of such capital contributions, to (ii) EBITDA of not greater than 1.75 to 1.00.

                           Upon the Bank's request from time to time , the
                  Borrower shall provide evidence acceptable to the Bank of cash equivalents. For purposes of this Agreement, cash equivalents means:

                                    (a) domestic certificates of deposit or
                           domestic time deposits;

                                    (b) U.S. treasury bills and other direct
                           obligations of the federal government;

                                    (c) shares in domestic money market funds;

                                    (d) readily marketable obligations of an
                           agency of the United States of America that are generally considered in the securities industry to be implicit obligations of the federal government;

                                    (e) prime bankers' acceptances and
                           commercial paper issued by financial institutions rated as least A-1 by Standard & Poors Ratings Group or at least P-1 by Moody's Investors Service, Inc.; and

                                    (f) repurchase agreements covering U.S.
                           government securities.

                           For purposes of this Agreement, `EBITDA' means net
                  income for such period, LESS, to the extent added in determining such net income, interest income, PLUS, to the extent deducted in determining such net income, (i) interest expense, (ii) depreciation, (iii) depletion, (iv) amortization, and (v) all federal, state, local and foreign income taxes. This ratio will be calculated at the end of each fiscal quarter using the results of that quarter and each of the three immediately preceding quarters."

                  2.5 Paragraph 6.5 is amended and restated in its entirety to read as follows:

                           "6.5 MINIMUM EBIT; MINIMUM U.S. EBIT. To maintain for
                  each quarterly accounting period (i) on a consolidated basis EBIT of not less than zero dollars ($0); and (ii) on consolidated basis only for the Borrower and its Domestic Subsidiaries EBIT of not less than a NEGATIVE Six Million Dollars (-$6,000,000) for the fiscal quarter ended September 30, 1998, and not less than a NEGATIVE One Million Dollars (-$1,000,000) for each fiscal quarter thereafter.

                           For purposes of this Agreement: `EBIT' means net
                  income for such period, LESS, to the extent added in determining such net income, interest income, PLUS, to the extent deducted in determining such net income, (i) interest expense and (ii) all federal, state, local and foreign income taxes; `Domestic Subsidiaries' means direct or indirect subsidiaries of the Borrower that is incorporated or otherwise organized under the laws of (x) the United States of America,
                  (y) any state, territory, or possession of the United States of America, or (z) any other jurisdiction located within either the United States of America or any state, territory, or possession of the United States of America; individually, a `Domestic Subsidiary.'"

                  2.6 Paragraph 6.6 is amended and restated in its entirety to read as follows:

                           "6.6 ADDITIONAL GUARANTIES. If at any time after the
                  date of this Agreement a subsidiary of the Borrower or any guarantor becomes a Significant Subsidiary, to cause such Significant Subsidiary to execute and deliver to the Bank, as soon as reasonably practicable but not later than thirty (30) days after the Bank's request therefor, a continuing guaranty in the principal amount of at least Fifty Million Dollars ($50,000,000) and otherwise in form and substance acceptable to the Bank, together with satisfactory evidence of such Significant Subsidiary's authority to execute and deliver such guaranty. For purposes of this Agreement `Significant Subsidiary' means a corporation (i) that is wholly-owned by the Borrower or any guarantor and (ii) that owns twenty percent (20%) or more of the Borrower's total consolidated assets or twenty percent (20%) or more of the Borrower's total consolidated sales for any fiscal quarter. Notwithstanding the foregoing, `Significant Subsidiary' shall not include any Foreign Subsidiary. `Foreign Subsidiary' means any direct or indirect subsidiary of the Borrower that is not a Domestic Subsidiary."

                  2.7     The following is added as a new Paragraph 6.24:

                           "6.24 PLEDGES OF STOCK. On or before December 15,
                  1998, to take all actions and execute and deliver to the Bank all documentation (including without limitation opinion of counsel), in form and substance satisfactory to the Bank, and to cause all subsidiaries to take such actions and execute and deliver to the Bank such documentation, necessary to grant to the Bank a first position perfected security interest in and to the following shares of stock: sixty-six percent (66%) of the issued and outstanding shares of the common stock of Dura (Barbados) Holding Company Ltd. owned by the Borrower; sixty-six percent (66%) of the issued and outstanding shares of common stock of Dura (Barbados) Ltd. owned by Dura (Barbados) Holding Company Ltd.; and sixty-six percent (66%) of the issued and outstanding shares of common stock of Dura (Burmuda) Trading Company Ltd. owned by Dura (Barbados) Ltd.

                  2.8 The form of compliance certificate appearing as Exhibit A to Amendment No. 3 to the Agreement as referenced in Paragraph 6.2(d) is amended to read as set forth on Exhibit A to this Amendment.

         3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment,
(c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

         4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.





[Signatures continue on next page]

         This Amendment is executed as of the date stated at the beginning of the Amendment.

                           BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           ASSOCIATION


                            By: /s/ Susan J. Pepping
                            --------------------------------------------------
                            Name:     Susan J. Pepping
                            Title:    Vice President



                            DURA PHARMACEUTICALS, INC.



                            By: /s/ Erle T. Mast
                            --------------------------------------------------

                            Name:     Erle T. Mast
                            --------------------------------------------------

                            Title:    Vice President, Finance
                            --------------------------------------------------


                            By: /s/ Mitchell R. Woodbury
                            --------------------------------------------------

                            Name: Mitchell R. Woodbury
                            --------------------------------------------------

                            Title  Senior V.P., General Counsel and Secretary
                            --------------------------------------------------

                                   EXHIBIT "A"

                             COMPLIANCE CERTIFICATE


To:    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

       Reference is made to that certain Business Loan Agreement dated as of April 14, 1997, as amended, between Bank of American National Trust and Savings Association and Dura Pharmaceuticals, Inc., (the "Business Loan Agreement"). Capitalized terms not otherwise defined in this Certificate shall have the meanings ascribed to them in the Business Loan Agreement. This Certificate is delivered in accordance with Paragraph 6.2(d) of the Business Loan Agreement.

I.     COMPLIANCE WITH FINANCIAL COVENANTS

       Computations showing compliance with certain paragraphs of the Business Loan Agreement are as follows:

       PARAGRAPH 6.3; NET WORTH.. As of the date of the attached financial statements, the Borrower's Net Worth, on a consolidated and cumulative basis, is at least the sum of:


             Calculated Net Worth from the immediately preceding
             fiscal quarter.  Net Worth amount as of the 6/30/98
             fiscal quarter shall begin with $430,000,000.                        $____________

             PLUS, in each quarterly accounting period, commencing with the quarter ended 9/30/98 the sum of:

                50% of net income after income taxes
                (without subtracting losses),                                     $____________

                PLUS the net proceeds from the issuance of any equity
                securities (including shares issued upon exercise
                of stock options),                                                $____________

                PLUS any increase in stockholders' equity resulting
                from the conversion of debt securities to equity
                securities                                                        $____________

                PLUS any increase in stockholders equity resulting from
                the transactions as described in the Form S-3 dated
                October 10, 1997                                                  $____________

             MINUS the amount of treasury stock held by the
             Borrower not to exceed $50,000,000.                                  $____________

             minimum permitted                                                    $____________



Compliance Certificate
Page 2

             actual Net Worth                                                     $____________




       PARAGRAPH 6.4; ADJUSTED FUNDED DEBT TO EBITDA. As of the date of the attached consolidated financial statements, the ratio of adjusted funded debt to EBITDA was calculated as follows:

       (a)   The sum of:


             All funded debt (including interest bearing obligations)             $____________

             MINUS the sum of the following not to exceed the
             face amount of Notes issues under the Indenture:                     $_____________

                  domestic cash and domestic cash equivalents

                  100% of offshore cash balances not to exceed capital
                  contributed to Dura (Burmuda) Trading Company Ltd.              $_____________

                  50% of other offshore cash balances                             $_____________

             DIVIDED BY

       (b) For the current fiscal quarter and each of the three immediately preceding quarters, the sum of :


             net income                                                           $_____________

             MINUS interest income                                                $(____________)

             PLUS interest expense                                                $_____________

             PLUS depreciation                                                    $_____________

             PLUS depletion                                                       $_____________

             PLUS amortization                                                    $_____________

             PLUS all federal, state, local and foreign income taxes              $_____________

             EBITDA                                                               $_____________

             EQUALS (EXPRESSED AS A RATIO)                                         __________:1.00



Compliance Certificate
Page 3


             maximum permitted:                                                   1.75 to 1.00

       PARAGRAPH 6.5; MINIMUM EBIT; MINIMUM U.S. EBIT; For the fiscal quarter ended as of the date of the attached consolidated financial statements, consolidated EBIT was calculated as follows:

             (a)  the sum of:


                  net income                                                       $____________

                  MINUS interest income                                            ($___________)

                  PLUS interest expense                                            $____________

                  PLUS all federal, state, local and foreign income
                  taxes                                                            $____________

                  EQUALS                                                           $____________

                  minimum permitted:                                               $0


       EBIT for the Borrower and its Domestic Subsidiaries was calculated as follows:

             (a)  the sum of:

             U.S. net income                                                       $____________

             MINUS U.S. interest income                                            ($___________)

             PLUS U.S. interest expense                                            $____________

             PLUS all federal, state, local,
             and foreign taxes                                                     $____________

             EQUALS                                                                $____________

             minimum permitted:

                  quarter ended 9/30/98                                            ($6,000,000)

                  each quarter thereafter                                          ($1,000,000)

             PARAGRAPH 6.7; OTHER INDEBTEDNESS. As of the date of the attached financial statements for the Borrower and its subsidiaries, the outstanding amount of debts for

Compliance Certificate
Page 4

       acquisition of fixed or capital assets permitted under Paragraph
       6.7 (e) was $_______________.


             maximum permitted in any single fiscal year:                          $5,000,000
             (excludes debt pursuant to that certain Indenture
             dated as of July 30, 1997)

             PARAGRAPH 6.8; LIENS. As of the date of the attached financial statements for the Borrower and its subsidiaries, the amount of obligations secured by a lien under the last provision of Paragraph 6.8 was $______________.

             maximum permitted in any fiscal year:                                 $5,000,000

             PARAGRAPH 6.9; CAPITAL EXPENDITURES. As of the date of the attached financial statements for the Borrower and its subsidiaries, the total amount expended year to date in fiscal year 1998 to acquire fixed or capital assets was $_____________.


             maximum permitted:                                                    $55,000,000

             PARAGRAPH 6.11, DIVIDENDS. As of the date of the attached financial statements for the Borrower and its subsidiaries, the total amount of treasury stock was $_______________.


             maximum permitted                                                     $50,000,000

             PARAGRAPH 6.12; LOANS TO AFFILIATED COMPANIES. Since the date of the Business Loan Agreement, the total amount of loans or other extensions of credit made by the Borrower or any Domestic Subsidiary (including subsidiaries of the Borrower) to its affiliates was $___________________;
       and the total investments in Foreign Subsidiaries was $___________; and the total Loans to Dura (Bermuda) Trading
       Company, Ltd. was $________________.

             maximum permitted:                                                    $10,000,000
             Investments in Foreign Subsidiaries permitted                         $90,000,000
             Loans to Dura (Bermuda) Trading Company, Ltd.
             permitted                                                             $190,000,000

             PARAGRAPH 6.21 (h); ASSET ACQUISITIONS. Since the date of the Business Loan Agreement, the total amount of asset acquisitions, including license agreements and product rights, permitted under Paragraph 6.21 (h) was $__________________.

             Maximum permitted in aggregate                                        $100,000,000

Compliance Certificate
Page 5

       II    PERFORMANCE OF OBLIGATIONS

             A review of the activities of Borrower during the fiscal period covered by this Certificate has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower performed and observed all of its obligations. The best knowledge of the undersigned, during the fiscal period covered by this Certificate, all covenants and conditions have been so performed and observed by Borrower and no Event of Default or event which with notice or lapse of time or both would be an Event of Default has occurred based on the activities of Borrower and is continuing, with any exceptions set forth below, in response to which Borrower has taken or propose to take the following actions (if none, so state). Without limiting the foregoing, the Borrower has no Significant Subsidiaries except those that have executed and delivered to Bank a guaranty as required under paragraph 6.6 of the Business Loan Agreement.

       III.  COMPLIANCE WITH INDENTURE

       To the best knowledge of the undersigned, no event or circumstance has occurred that constitutes violation of the Indenture Agreement, as evidenced by the attached copy of the most recent Indenture compliance certificate .

       IV.   NO MATERIAL ADVERSE CHANGE

             To the best knowledge of the undersigned, no event or circumstance has occurred that constitutes a Material Adverse Effect regarding Borrower under Paragraph 8.7 of the Business Loan Agreement since the date the most recent Certificate was executed and delivered, with any exceptions being set forth below (if none, so state):

      This Certificate is executed on _________, 19___, by a responsible officer of Borrower. the undersigned hereby certify that each and every matter contained herein is derived from Borrower's books and records and is, to the best knowledge of the undersigned, true and correct.

             Dated: ____________, 19___

                                                 Dura Pharmaceuticals, Inc.


                                                 -------------------------------
                                                 By: